UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Innovative Solutions and Support, Inc. (the “Company”) was held on April 17, 2014.  At the Annual Meeting, the Company’s shareholders approved three proposals.  The proposals below are described in the Company’s definitive proxy statement, dated February 4, 2014, for its Annual Meeting. The results are as follows:

Proposal 1: The Election of Two Class II Directors to the Board of Directors

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class II Directors
Glen R. Bressner	8,798,817	0	111,465	5,096,833
Robert E. Mittelstaedt, Jr.	8,798,822	0	111,460	5,096,833

Proposal 2:  Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,523,483	71,097	315,702	5,096,833

Proposal 3:  Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2014

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,802,425	121,022	83,668	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: May 12, 2014	By:	/s/ Ronald C. Albrecht
Ronald C. Albrecht
Chief Financial Officer